SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 6, 2003

Date of Report (Date of earliest event reported)

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

1-1183	13-1584302
(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:    (914) 253-2000

Item 5.    Other Events

The information in Exhibit 99.1 is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

99.1	Press Release dated February 6, 2003 announcing our earnings for the 16 and 52 weeks ended December 28, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2003	PepsiCo, Inc.

	By:	/S/ THOMAS H. TAMONEY, JR.
Thomas H. Tamoney, Jr. Vice President and Associate General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated February 6, 2003 announcing our earnings for the 16 and 52 weeks ended December 28, 2002.